Main Regulations and Other	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Main Regulations and Other

30. MAIN REGULATIONS AND OTHER

30.a) New Hydrocarbon Law

On October 31, 2014, the Argentine Republic Official Gazette published the text of Law No. 27,007, amending the Hydrocarbon Law No. 17,319. The most relevant aspects of the new law are as follows:

•	As regards exploration permits, it distinguishes between those with conventional and unconventional objectives, and between explorations in the continental shelf and in territorial waters, establishing the respective terms for each type.

•	As regards concessions, three types of concessions are provided, namely, conventional exploitation, unconventional exploitation, and exploitation in the continental shelf and territorial waters, establishing the respective terms for each type.

•	The terms for hydrocarbon transportation concessions were adjusted in order to comply with the exploitation concessions terms.

•	As regards royalties, a maximum of 12% is established, which may reach 18% in the case of granted extensions, where the law also establishes the payment of an extension bond for a maximum amount equal to the amount resulting from multiplying the remaining proven reserves at the end of effective term of the concession by 2% of the average basin price applicable to the respective hydrocarbons over the 2 years preceding the time on which the extension was granted.

•	The extension of the Investment Promotion Regime for the Exploitation of Hydrocarbons (Decree No. 929/2013) is established for projects representing a direct investment in foreign currency of at least US$ 250 million, increasing the benefits for other type of projects.

•	Reversion and transfer of hydrocarbon exploitation permits and concessions in national offshore areas is established when no association contracts subscribed with ENARSA to the National Secretariat of Energy exist.

30.b) Hydrocarbon Sovereignty Regime – Decree No. 1,277/2012

On July 25, 2012, the executive decree of Law No. 26,741, Decree No. 1,277/2012, was published, creating the “Regulation of the Hydrocarbons Sovereignty Regime in the Argentine Republic”. Among other matters, the mentioned decree establishes: the creation of the National Plan of Investment in Hydrocarbons; the creation of the Commission for Planning and Coordination of the Strategy for the National Plan of Investment in Hydrocarbons (the “Commission”), which will elaborate on an annual basis, within the framework of the National Hydrocarbon Policy, the National Plan of Investment in Hydrocarbons; the National Registry of Investments in Hydrocarbons in which the companies undertaking activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels will have to register; and the obligation for the registered companies to provide their Plan of Investments every year before September 30, including a detail of quantitative information in relation to the activities of exploration, exploitation, refining, transport and commercialization of hydrocarbons and fuels according to each company.

Additionally, the mentioned companies will have to provide their plans in relation to the maintenance and increase of hydrocarbons reserves, including: a) an investment in exploration plan; b) an investment plan in primary hydrocarbons reserves recovery techniques; and c) an investment plan in secondary hydrocarbons reserves recovery techniques, which will be analyzed by the Commission; the Commission will adopt the promotion and coordination measures that may consider necessary for the development of new refineries in the National Territory, that may allow the growth in the local processing capacity in accordance with the aims and requirements of the National Plan of Investment in Hydrocarbons; in relation to prices, and accordingly to the Decree, for the purpose of granting reasonable commercial prices, the Commission will determine the criteria that will govern the operations in the domestic market. In addition, the Commission will publish reference prices of each of the components of the costs and the reference prices for the sale of hydrocarbons and fuels, which will allow to cover the production costs attributable to the activity and to reach a reasonable margin of profit.

Not complying with the dispositions included in the Decree and supplementary rules may result in the following penalties: fine, admonition, suspension or deregistration from the registry included in section 50 of Law No. 17,319 or the nullity or expiration of the concessions or permits. Moreover, the mentioned decree abrogates the dispositions of the Decrees No. 1,055/1989, 1,212/1989 and 1,589/1989 which set, among other matters, the right to the free disposition of hydrocarbon production.

On December 29, 2015, the Executive Branch issued Decree No. 272/2015, resolving for the dissolution of the Commission and its Regulations, and also providing that the powers vested on the Commission were to be exercised by the MINEM.

30.c) Investment Promotion Regime for the Exploitation of Hydrocarbons - Decree No. 929/2013

Decree No. 929/2013 provides for the creation of an Investment Promotion Regime for the Exploitation of Hydrocarbons (the “Promotional Regime”), both conventional and unconventional, which will apply throughout the territory of the Republic of Argentina. Inclusion in the Promotional Regime may be applied for by subjects registered with the Hydrocarbon Investments National Register and holding hydrocarbon exploration permits and/or exploitation concessions and/or any third party associated and together with, such holders, provided they file with the Strategic Planning and Coordination Commission of the Hydrocarbon Investments Nation Plan created by Decree No.1,277/2012 a “Hydrocarbon Exploitation Investment Project” entailing a direct investment in foreign currency of at least US$ 1,000 million, computed as of the filing of the Hydrocarbon Exploitation Investment Project to be invested during the first five years of the Project (this amount was amended by the subsequent Law No. 27,007 to US$ 250 million). Among the benefits to subjects comprised by the Promotional Regime, the following are highlighted: i) they will be entitled, subject to the terms of Law No. 17,319 and as from the fifth successive year of actual execution of their respective “Hydrocarbon Exploitation Investment Projects”, to freely sell to foreign markets 20% of their production of liquid and gaseous hydrocarbons produced under the said Projects, with a 0% rate for export duties, should these be otherwise applicable; ii) they will be entitled to free availability of 100% of any foreign currency obtained from export of the hydrocarbons mentioned in the preceding item, provided that the approved “Hydrocarbon Exploitation Investment Project “implies the entry of foreign currency to the Argentine market of at least US$ 1,000 million and as mentioned hereinabove; iii) it is provided that, during periods where national production is not enough to meet domestic supply needs under the terms of section 6 of Law No. 17,319, subjects included In the Promotional Regime will be entitled, as from the fifth year from approval and execution of their respective “Hydrocarbon Exploitation Investment Projects”, to obtain, in compensation for the percentage of liquid and gaseous hydrocarbons produced under such Projects available for export as mentioned herein above, an export price of not less than the reference export price, for whose determination the incidence of export duties otherwise applicable will not be computed.

In addition, the Decree creates the institute of “Unconventional Hydrocarbon Exploitation”, consisting of the extraction of liquid and/or gaseous hydrocarbons through unconventional stimulation techniques applied in fields located in shale gas or shale oil, tight sands, tight gas and tight oil, and coal bed methane geological rock formations and/or characterized, generally, by the presence of low permeability rocks. In connection therewith, it has been provided that subjects holding hydrocarbon exploration permits and/or exploitation concessions included in the Promotional Regime will be entitled to apply for an “Unconventional Hydrocarbon Exploitation Concession”. In addition, holders of “Unconventional Hydrocarbon Exploitation Concessions” who in turn are holders of an adjacent pre-existing exploitation concession, may apply for the merging of both areas into a sole unconventional area, provided that due evidence is given of the geological continuity of the relevant areas.

30.d) Withholding rates of hydrocarbon exports

Law No. 25,561 on Public Emergency and Exchange System Reform (“Public emergency law”), issued in January 2002, established duties for hydrocarbon exports for a five-year period. In January 2007, Law No. 26,217 extended this export withholding system for an additional five-year period and established specifically that this regime is also applicable to exports from the Province of Tierra del Fuego, which were previously exempt. In addition, Law No. 26,732 published in the Official Gazette in December 2011 extended for an additional 5 years the mentioned regime. On November 16, 2007, the Ministry of Economy and Production (“MEP”) published Resolution No. 394/2007, modifying the withholding regime on exports of crude oil and other refined products.

In addition, Resolution No. 1/2013, published on January 3, 2013, and Resolution No. 803/2014, published on October 21, 2014, by the Ministry of Economy and Public Finance modified the reference and floor prices. Resolution No. 1,077/2014, dated December 29, 2014, repealed Resolution No. 394/2007 and amended and established a new withholding system based on the International Price of crude oil (“IP”), calculated on the basis of the “Brent value” applicable to the export month minus eight dollars per barrel (US$ 8.00/bbl). The new regime establishes a general nominal rate of 1% while IP is below US$ 71/bbl. Additionally, the resolution establishes an increasing variable rate for export of crude oil while IP is above US$ 71/bbl; therefore, the producer will collect a maximum value of about US$ 70 per exported barrel, depending on the quality of crude oil sold. Likewise, the resolution establishes a variable increasing withholding rates for exports of diesel, gasoline, lubricants and other petroleum derivatives when IP exceeds US$ 71/bbl by using formulas allowing the producer to collect a portion of such higher price.

Furthermore, in March 2008, Resolution No. 127/2008 of the MEP increased the natural gas export withholding rate to 100% of the highest price from any natural gas import contract. This resolution has also established a variable withholding system applicable to liquefied petroleum gas, similar to the one established by the Resolution No. 394/2007. In February 2015, Ministry of Economy and Public Finance Resolution No. 60/2015 modified the reference values of Resolution No. 127/2008 and reduced the export duty rate from 45% to 1% when IP was lower than the reference value.

Notwithstanding the above, upon the expiration of the 5-year extension established by Law No. 26,732, which was in effect on January 7, 2017, the right to export hydrocarbons created by Article 6 of Law No. 25,561 was not extended.

30.e) Liquid hydrocarbons regulatory requirements

Resolution No. 1,679/2004 of the Secretariat of Energy reinstalled the registry of diesel and crude oil export transactions created by Executive Decree No. 645/2002, and mandated that producers, sellers, refining companies and any other market agent that wishes to export diesel or crude oil to register such transaction and to demonstrate that domestic demand has been satisfied and that they have offered the product to be exported to the domestic market. In addition, Resolution No. 1,338/2006 of the Secretariat of Energy added other petroleum products to the registration regime created by Executive Decree No. 645/2002, including gasoline, fuel oil and its derivatives, diesel, aviation fuel, asphalts, certain petrochemicals, certain lubricants, coke and petrochemical derivatives. Resolution No. 715/2007 of the Secretariat of Energy empowered the National Refining and Marketing Director to determine the amounts of diesel to be imported by each company, in specific periods of the year, to compensate for exports of products included under the regime of Resolution No. 1,679/2004; the fulfillment of this obligation to import diesel is necessary to obtain authorization to export the products included under Decree No. 645/2002.

In addition, certain regulations establish that exports are subordinate to supplying the domestic market. In this way, Resolution No. 25/2006 of the Secretariat of Domestic Commerce, issued on October 11, 2006, imposes on each Argentine refining and/or retail company the obligation to supply all reasonable diesel fuel demand, by supplying certain minimum volumes (which at minimum should be volumes supplied the year before plus the positive correlation between diesel demand and GDP accumulated from the month reference). The mentioned commercialization should be done without altering or affecting the normal operation of the diesel market.

Additionally, Rule No.168/2004 requires companies intending to export LPG to first obtain an authorization from the Secretariat of Energy, by demonstrating that local demand was satisfied or that an offer to sell LPG to local demand has been made and rejected.

In January 2008, the Secretariat of Domestic Commerce issued Resolution No.14/2008, whereby the refining companies were instructed to optimize their production in order to obtain maximum volumes according to their capacity.

Decree No. 1,189/2012 of the National Executive Branch, dated July 17, 2012, established that the jurisdictions and entities of the National public Sector included in section 8, subsection a) of Law No. 24,156 (National Administration, formed by the central administration and the decentralized agencies including the social insurance institutions) must contract with YPF the provision of fuels and lubricants for the fleet of official cars, boats and aircrafts, except in those cases which have the prior authorization of the Chief of the Cabinet of Ministers.

•	Price agreement between crude oil producers and refiners

In January 2017, oil producers and refiners reached an agreement for the transition to international prices of the Argentine hydrocarbon industry, which established proposed prices for the commercialization of oil on the domestic market in order to achieve parity with international markets during the course of 2017. Notwithstanding the foregoing, the agreement provided for the power of either party to abandon the agreement during its term, which was also subject to compliance with certain variables such as the exchange rate or price of Brent crude oil within certain established parameters. During the last quarter of 2017, the price agreement was suspended because it considered this suspension in case the average international price of 10 days exceeds the local price, but it also states that it may be restored if the average price of Brent crude is positioned below the local price for more than 10 days.

Since then, the market players - producers and refiners - began to freely agree on domestic oil prices, generally valid on a calendar-month basis and linked to the Brent international benchmark, while maintaining limits on the exchange rate. US$/$ and Brent’s own value, depending on the capacity to transfer its price (expressed in US$/Bbl) to the prices of the products obtained from it- basically fuels (expressed in Peso/unit) - for their market sale.

30.f) Programs for the production and refining of liquid hydrocarbons

•	Refining and Petroleum Plus Programs

Decree No. 2,014/2008 of the Department of Federal Planning, Public Investment and Services of November 25, 2008, created the “Refining Plus” and the “Petroleum Plus” programs to encourage (a) the production of diesel fuel and gasoline and (b) the production of crude oil and the increase of reserves through new investments in exploration and production. The programs entitle refining companies that undertake the construction of a new refinery or the expansion of their refining and/or conversion capacity and production companies that increase their production and reserves within the scope of the program to receive export duty credits to be applied to exports withholdings. In order to be eligible for the benefits of both programs, companies’ plans must be approved by the Argentine Secretariat of Energy.

During February 2012, through Note No. 707/2012, supplemented by Note No. 800/2012, both issued by the Secretariat of Energy, YPF was notified that the benefits granted under the “Refining and Petroleum Plus” programs had been temporarily suspended. The effects of the suspension also apply to benefits accrued and not yet redeemed by YPF at the time of the issuance of the Notes. The reasons alleged for such suspension are that the programs had been created in a context where domestic prices were lower than prevailing prices and that the objectives of those programs had already been achieved. On March 16, 2012, YPF has challenged this temporary suspension.

Pursuant to Decree No. 1,330/15 of July 6, 2015, the Government resolved to render ineffective the “Petroleum Plus” program, which had been created by Decree No. 2,014 of November 25, 2008.

•	Stimulus program for the production of crude oil

On February 3, 2015, the Argentine Republic Official Gazette published the text of Resolution No. 14/2015 passed by the Commission for Planning and Coordination of the Strategy for the National Plan of Investment in Hydrocarbons that created the Crude Oil Production Promotion Program for 2015 under which beneficiary companies are awarded economic compensation, payable in pesos, for an amount equivalent to up to US$ 3.00/bbl for the total production of each beneficiary company, provided that its quarterly production of crude oil is higher or equal to the production taken as basis for such program. Basis production is defined as the total production of crude oil by beneficiary companies corresponding to the fourth quarter of 2014, expressed in barrels per day. The beneficiary companies that have met the demands of all refineries authorized to operate in the country and direct part of their production to the foreign market may receive an additional economic compensation of US$ 2.00 or US$ 3.00 for each barrel of exported crude oil, depending on the level of exported volume achieved.

30.g) Regulatory requirements for natural gas

•	Mechanisms for allocating the demand for natural gas

SE Resolution No. 599/2007 - ENARGAS Resolution No. 1410/2010

SE Resolution No. 599/2007 (the “Resolution”) stands out which was issued on June 14, 2007.This Resolution approved an agreement with natural gas producers regarding the natural gas supply to the domestic market during the period 2007 through 2011 (the “Agreement 2007-2011”) which guaranteed the normal supply of the natural gas domestic market during the period 2007- through 2011, considering the domestic market demand registered during 2006 plus the growth of residential and small commercial customer consumption (the “Priority Demand”). According to the Resolution, the Producers had to supply a part of the Priority Demand according to certain percentage determined for each producer based upon its share of production of the previous years. Considering that the Resolution provided for the continuity of the regulatory mechanisms that affect the exports, YPF filed an appeal against the resolution and expressly stated that the execution of the Agreement 2007-2011 did not mean any recognition by YPF of the validity thereof.

Additionally, on October 4, 2010, the Official Gazette published ENARGAS Resolution No. 1,410/2010 that approved the procedure which set out new rules for natural gas dispatch applicable to all participants in the natural gas industry, imposing new and more severe regulations to the producers’ availability of natural gas (Procedimiento para Solicitudes, Confirmaciones y Control de Gas). By virtue of these procedures, distributors were authorized to request all the natural gas necessary to cover the Priority Demand even in the case of natural gas volumes that exceed those that the Secretariat of Energy would have allocated by virtue of the Agreement ratified by the Resolution No. 599/07. The Company’s appeal against Resolution No. 1410/2010 was rejected. As of the date of issuance of these consolidated financial statements, this Resolution has not been repealed.

MINEM Resolution No. 89/2016 - ENARGAS Resolution I - 3833 /16 – ENARGAS Resolution No. 4.502/17

On June 1, 2016, the MINEM published Resolution No. 89 whereby:

a)	ENARGAS was instructed to develop a procedure that modifies and supplements the one established in ENARGAS Resolutions No. 716/1998 and 1,410/2010 and establishes daily operation conditions of the Transportation and Distribution Systems.

b)	It was decided that the volumes that may be requested by the Distributors to supply the priority and fixed demand which in case of contracting the natural gas to such destination with a natural gas producer, will reduce the requirement of natural gas to said producer as set forth in Resolution 1,410 / 2010 to the extent of the contracted volume.

According to this Resolution, ENARGAS Resolution I/ 3,833 was issued on June 5, 2016, which approves the “Supplementary Procedure for Gas Requests, Confirmations and Control”.

The purpose of the Procedure is to establish the transition mechanism and application criteria for the administration of the natural gas dispatch to preserve the operation of the transportation and distribution systems giving priority to the consumption of the Priority Demand in cases of supply crisis and / or emergencies which may put at risk the normal provision of the natural gas public service or which may affect the provision of another public service.

The new Procedure establishes that each day the Distribution Service Providers will request in the programming computer systems of the Transport Companies for the operational day n + 1, with first priority, the natural gas necessary to supply the Priority Demand, based on their consumption estimate and in accordance with the contracted transport capacity and its supply agreements.

The confirmation of natural gas in the TSEP for Priority Demand will have priority over other segments. The confirmation of gas for segments other than the Priority Demand will maintain the confirmation priority established by the Producer in the respective contracts with direct consumers (or Marketers), which will be informed to Transportation and Distribution Service Providers.

The transportation nomination of each Distribution Service Provider will give priority to the supply of their Priority Demand over any other user of that Provider.

The Providers of the Transportation and Distribution Service that verify that the transportation capacity is not sufficient to supply the Priority Demand must summon the Emergency Committee, chaired by the president of ENERGAS, who will procure the means to allocate the volumes in the emergency situation.

On June 6, 2017 ENARGAS Resolution No 4,502/17 was issued which approved the Procedure for the administration of the office in the Emergency Executive Committee (“EEC”), modifying the procedure for the delivery request and gas confirmations which were approved by ENARGAS Resolution No. 3,833/16 and provided for measures and criteria to be adopted in a supply crisis of the Priority Demand for Natural Gas declared by the Transportation Companies, Distribution Companies or the ENARGAS.

Among such measures, it was provided that the EEC or (if the EEC disagrees to it) the ENARGAS, will define the way in which the Priority Demand will be supplied considering the quantities of natural gas available in each basin for each producer and discounting the amounts contracted to supply the Priority Demand.

Terms and Conditions for the Distribution of Natural Gas through Networks

Under the energy sector normalization process, the MINEM called on natural gas producers (including YPF) and ENARSA to establish the basic conditions that will constitute the framework for the supply agreements to be executed for Natural Gas distribution as of January 1, 2018. In the meeting, MINEM informed that stated in the notice of call that given the expiration of the the extension period established in Law No. 27,200 regarding the public emergency that began in 2002, Law No. 24,076 regained effectiveness, which sets forth that the price of natural gas supply agreements will be the price resulting from the free interaction of supply and demand.

In this context, on November 29, 2017, natural gas producers (including YPF) and ENARSA, at the request of the MINEM, subscribed the “Terms and Conditions for the Provision of Natural Gas to Gas Distributors through Networks” (the “Terms and Conditions”).

The Terms and Conditions establish the basic guidelines to assure the adequate supply of natural gas to the Distributors, and consequently to residential and commercial final consumers. Moreover, they establish the continuity of the gradual and progressive path of reduction of subsidies, all within the framework of the process of normalization of the natural gas market, which occurs within the period of validity of such Terms and Conditions until December 31, 2019 considered as the “transition period” until the normalization indicated above.

The guidelines established in the Terms and Conditions include, among others, the recognition of the right to transfer to the gas tariff the cost of gas acquisition paid by users and consumers; establishes the available volumes that each producer and each basin must make available daily to the distributors for each month, who may express their lack of interest before a certain date set forth in the Terms and Conditions; establishes penalties for non-compliance for any of the parties regarding their obligation to deliver or take gas; establishes gas prices for each basin for the next two years, in US dollars, the parties being able to set prices lower than those established under the applicable free negotiations; establishes payment guidelines for the purchases made by the Distributors to producers; ENARSA assumes the obligation to supply the demand corresponding to areas reached by the subsidies of residential gas consumption contemplated in article 75 of Law 25,565 (corresponding to the areas of lower price of residential gas charged to users and consumers), during the period of transition.

The Terms and Conditions constitute the terms and conditions to consider in the negotiations of their respective individual agreements, without this being construed as an obligation. Additionally, the Terms and Conditions establish guidelines for early termination in the event of non-compliance by the parties.

•	New natural gas exports

National Decree No. 893/2016, dated July 25, 2016, determined that the MINEM is empowered to regulate the awarding of export permits for the following purposes: (i) provide assistance in natural gas emergency cases from foreign countries; and (ii) replace the natural restrictions of local transportation through the use of external transportation infrastructure to facilitate natural gas transportation within the Argentine market and allow an increase in local production.

On January 8, 2017, the export duties on hydrocarbon exports established by Law No. 26,732 ceased to be applicable. Thereafter, there are no export duties on natural gas exports.

On January 13, 2017, MINEM Resolution No. 8/2017 was published, which regulated Decree No. 893/2016, establishing a special procedure for granting natural gas export permits subject to re-import commitments. The resolution is applicable for two types of exports; (i) those aimed at providing assistance in emergency cases (“Exports for Assistance”); and (ii) Exports required to make up for internal transport restrictions in order to allow both the use of infrastructure from neighboring countries to facilitate natural gas transportation to Argentine domestic market and the increase of domestic production (“Exports for Transportation Restriction”). The beneficiaries of both types of permits will be liable for the damages that might be caused to the Argentine natural gas supply system in the event of non-compliance with their re-import obligations as and when agreed and the costs of the import that the National Government must make to replace the exported gas which was not re-entered, with a penalty of 50% of such costs. Such permits would be extended for a maximum period of two years and will be subject to a possible termination if the public interest makes it advisable for the domestic market offer in accordance with MINEM criteria.

On November 27, 2017 Decree 962/2017 was published which, among other aspects, modifies Art. 3 of the Regulatory Decree of the Law No. 24,076, establishing the following principles for export authorizations: 1) will be issued by the MINEM once the applications have been evaluated; 2) the export agreements that involve the construction of new facilities and / or new connections to the gas pipelines, or the use of any of the existing systems, or other transportation alternatives, will be approved by the MINEM with the intervention of ENARGAS; 3) The authorizations issued by the MINEM may provide for the export of surplus gas up to the amounts established therein, provided they are subject to interruption when there are internal supply problems. In this case, it will be unnecessary to obtain the approval of each surplus export in the authorization, it will only be required to submit to the ENARGAS, for informative purposes only, the respective contract from which the interruptibility condition should arise and the absence of compensation in case of such interruption.

The modifications introduced by Decree No. 962/2017 do not modify the regime of temporary export permits, provided for in Decree No. 893/2016.

•	Trust Fund to finance natural gas imports

On November 27, 2008 through Executive Decree No. 2,067/08, a trust fund was created to finance imports of natural gas for its injection in the national gas pipeline system when necessary to satisfy the domestic demand. The trust fund is financed through the following mechanisms: (i) diverse tariff charges paid by users of transportation services and regularly distributed, gas consumers receiving gas directly from producers, and companies processing natural gas; (ii) special credit programs that may be agreed upon with national or international organizations; and (iii) specific contributions assessed by the Secretariat of Energy on the participants in the natural gas industry. This Decree has been object of diverse judiciary claims, and judges from all over the country have issued precautionary measures for suspension of its effects, grounded on the violation of the principle of legality on tax matters. On November 8, 2009, ENARGAS published Resolution No. 1,982/11 that adjusted the tariff charges established by Executive Decree No. 2,067/08 to be paid by users as from December 1, 2011.

On November 24, 2011, ENARGAS passed Resolution No. 1991/2011, enlarging the number of users obliged to pay tariff charges, including residential services, natural gas processing, industrial premises and electric power plants, among others; this has affected the operations of the Company, and has had a significant impact on our joint subsidiary companies, all of which have filed appeals against the mentioned resolution. For its part, YPF has challenged these resolutions and rejected the charge invoice made by Nación Fideicomiso. On April 13, 2012, YPF obtained a precautionary measure related to the El Portón processing plant, suspending the effects of these resolutions in relation to that plant until a decision on the administrative appeals filed by YPF had been reached.

In November 2012, Law No. 26,784 was passed which granted legal hierarchy, since such date, to the decisions enacted by the Executive Branch and ENARGAS, in relation to the charge. Dated December 11, 2014, the CSJN pronounced the “Alliance” judgment, deciding that the charge created by decree 2,067/2008 a tariff charge and not a tax, and thus not subjected to the principle of tax legality. However, the Court left open the possibility of eventual claims or defenses in cases different from the claims raised in the “Alliance” judgment.

In particular, the application of the above mentioned tariff charge produces an impact so significant in Mega operations that, if not favorably resolved, Mega could have in the future serious difficulties continuing its business. On October 27, 2015, the CSJN issued a resolution on the motion for protection of constitutional rights filed by Mega S.A. (for the period until the enactment of the 2013 Budget Enactment Law No. 26,784) providing that the charge under “Decree 2067/08” was unconstitutional and not applicable to Mega.

On April 1, 2016 the MINEM issued Resolution No. 28/2016, which, among others, revoked resolutions passed by the former Ministry of Federal Planning, Public Investment and Services under Section 6 of Decree No. 2,067/2008 and Section 7 of Resolution No. 1,451/2008 of the aforementioned Ministry related to the assessment of tariff charges, which instructs the ENARGAS to take the necessary measures to cease applying those charges in the bills issued to users.

30.h) Natural gas production incentive programs

•	Natural Gas Additional Injection Stimulus Programs

On December 2012, YPF and other gas producing companies of Argentina agreed with the Planning and Strategic Coordination Commission of the National Plan of Hydrocarbon Investments (the “Commission”) to establish an incentive scheme for the Additional Injection (all gas injected by the companies above certain threshold) of natural gas. On February 14, 2013 Resolution No. 1/2013 of the Commission was published in the Official Gazette. This resolution formally creates the “Natural Gas Additional Injection Stimulus Program”.

Under this regulation, gas producing companies were invited to file projects for increasing total natural gas injection (“the projects”) to the Commission, in order to receive a price of US$ 7.50/MMBtu for all gas injected in excess (above the base injection level of each company). The Projects will comply with minimum requirements established in Resolution No. 1/2013, and will be subject to approval consideration by the Commission. The Projects have a maximum term of five (5) years, renewable at the request of the beneficiary, and subject to the decision of the Commission. If the beneficiary company, for a certain month, does not reach the compromised production increase of its project, approved by the Commission, it will have to compensate its failure to achieve the minimum total injection committed in such Project. Resolution No. 60/2013, regulated by Resolution No. 83/2013, called Natural Gas Additional Injection Stimulus for Companies with Reduced Injection” established a similar program for the companies that failed to comply with the requirements of Resolution No. 1/2013 and those that had failed to register in time under such Resolution. The price to be paid under the program established in Resolution No. 60/2013 varies between US$ 4.00/MMBtu and US$ 7.50/MMBtu, according to the highest production curve reached by the beneficiary company under the program.

On September 29, 2015, Resolution No. 185/2015 was published in the Official Gazette regulating the so-called Natural Gas Injection Stimulus for Companies without Injection in favor of those corporate producers which do not have a previous record of natural gas injection companies will receive a compensation resulting from the difference between US$ 7.50/MMBtu and the price received for the sale of the natural gas in the market. Such compensation will be received only for natural gas originating in areas whose production rights will have been acquired from companies registered with any of the two previous programs and provided that during the period in which the transferor will have calculated its “base injection”, according to its program, the injection of the area operated by the current beneficiary –transferee– will have been null.

These programs had a maximum duration of 5 years, and terminated on December 31, 2017, without having been renewed.

•	Stimulus Program for New Natural Gas Projects

On May 18, 2016, MINEM Resolution No. 74/2016 created the “Natural Gas New Projects Stimulus Program” in order to foster natural gas production for those companies submitting new natural gas projects, provided they are not beneficiaries of the “Natural Gas Additional Injection Stimulus Program” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan.

The submission of new projects, which must be approved by the Hydrocarbon Resources Secretariat, may obtain a stimulus price of US$ 7.50/MMBtu.

Moreover, the “Natural Gas Injection Stimulus for Companies without Injection”, created by Resolution No. 185/2015 of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan has been abolished, but any projects submitted under such program which are pending approval must be evaluated under the “Natural Gas New Projects Program”.

The “Natural Gas New Projects Program” will be effective as from the publication of the relevant resolution in the Official Gazette (May 19, 2016) until December 31, 2018.

Following this Resolution, no new projects may be submitted under the natural gas production incentive Program known as “Gas Plus”, created by Resolution No. 24/2008 of the former Energy Secretariat of the former Ministry of Federal Planning, Public Investment and Services, as amended. Notwithstanding the foregoing, any projects approved under said Program would remain in full force according to the terms of their respective approvals.

The requirements that gas must meet in order to be involved in a new natural gas project are the following: a) it must come from an exploitation concession granted as a result of a discovery reported after the effective date of Resolution No. 1/2013 of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan; or b) come from an exploitation concession of areas classified as “Tight Gas” or “Shale Gas”; or c) belong to companies without natural gas injection registers which acquire an interest in areas belonging to companies registered in the “Natural Gas Additional Injection Stimulus Program” or the “Natural Gas Injection Stimulus for Companies with Reduced Injection”, created by Resolutions No. 1/2013 and 60/2013, respectively, of the former Strategic Planning and Coordination Commission of the Hydrocarbon Investments National Plan, but for which the total injection coming from the areas in question, including the acquired areas, would have been zero during the period in which the selling company would have calculated its base injection.

•	Stimulus Program for Investments in Natural Gas Production Developments from non-conventional Reservoirs

On March 6, 2017, MINEM Resolution No. 46-E/2017 was published in the Official Gazette, which created the “Investment in Natural Gas Production from Non-Conventional Reservoirs Stimulus Program” (hereinafter the “Program”), established in order to stimulate investments in natural gas from non-conventional reservoirs in the Neuquina basin, and in effect as of its publication until December 31, 2021.

The Resolution establishes compensation for the volume of non-conventional gas production from concessions located in the Neuquina Basin included in the Program, for which such concessions must first have a specific investment plan approved by the province’s application authority and the Secretariat of Hydrocarbon Resources.

The compensation will be determined by deducting from the effective sales price obtained from sales to the internal market, including conventional and non-conventional natural gas, the minimum sales prices established by the Resolution each year, multiplied by the volumes of production of non-conventional natural gas. The minimum prices established by the Resolution are US$ 7.50/MMBtu for 2018, US$ 7.00/MMBtu for 2019, US$ 6.50/MMBtu for 2020 and US$ 6.00/MMBtu for 2021.

The compensation from the Program will be distributed, for each concession included in the Program, as follows: 88% to the companies and 12% to the province corresponding to each concession included in the Program.

On November 2, 2017, MINEM Resolution 419-E/2017 was published and its Annex replaces the similar Annex of Resolution 46-E/2017. The new resolution modifies the previous one in the following aspects:

a)	It defines that the Initial Production to be calculated will be the “monthly mean Non-Conventional Gas production assessed for the period between July 2016 and June 2017”. It also states that the Production Included, to the effect of the compensation, will be i) for the concessions with Initial Production lower than 500,000 m3/day, the total monthly production of Non-Conventional Gas coming from such Included Concession, to which the requesting company is entitled, and ii) for the concessions with Initial Production higher than 500,000 m3/day, the total monthly production of Non-Conventional Gas coming from such Included Concession, to which the requesting party is entitled, discounting the Initial Production.

b)	It modifies the definition of Effective Price, previously defined as “the average price weighted by volume of total natural gas sales of each company in the domestic market”, to “the average price weighted by volume of total natural gas sales in the Argentine Republic that will be published by the Secretariat of Hydrocarbon Resources”, regulating the guidelines to be followed for such calculation.

c)	A requirement to qualify for the Program is included, that is, that the investment plan submitted for each concession reaches a yearly mean production, in any consecutive period of twelve months before December 31, 2019, equal to or higher than 500,000 m3/day, and the obligation to reimburse the amounts of the compensation received (updated to reflect interest) corresponding to the concessions that do not reach the above mentioned production level, with the possibility that the Secretariat of Hydrocarbon Resources may require filing a surety bond to guarantee the eventual reimbursement of the compensations received by the participating companies, and retaining the power to suspend payments if such bond is not submitted.

There have not been amendments to the definitions of included Non-Conventional Gas and Included Concessions, Price, or the Payment Conditions and Dates and Production Control, among other aspects initially included in the annex approved by Resolution 46-E/2017.

On November 17, 2017, MINEM Resolution No. 447-E/2017 was published, which extends the application of the “Program to Encourage Investment in Development of Natural Gas Production from Unconventional Reservoirs” (applicable to the Neuquén Basin, created by MINEM Resolution No. 46-E/2017 and amended by MINEM Resolution No. 419-E/2017) to the production of natural gas from unconventional reservoirs located in the Austral Basin.

30.i) Regulatory requirements applicable to Natural Gas distribution

The Group participates in natural gas distribution through its subsidiary Metrogas.

The natural gas distribution system is regulated by Law No. 24,076 (the “Gas Act”) that, together with Decree No. 1,738/1992, issued by the Executive Power, other regulatory decrees, the specific bidding rules (Pliego), the Transfer Agreement and the License, establishes the Regulatory Framework for Metrogas’ business.

The License, the Transfer Agreement and the regulations issued pursuant to the Gas Act establish requirements regarding the quality of service, capital investment, restrictions on transfer and encumbrance on assets, cross-ownership restrictions among producers, transporters and distributors, and Metrogas stock transfer.

The Gas Act and the License created ENARGAS as the regulatory entity to administer and enforce the Gas Act and the applicable regulations. In this order, the tariffs for the gas distribution service were established by the License and are regulated by ENARGAS. ENARGAS’ jurisdiction extends to gas transportation, sale, storage and distribution. Its mandate under the Gas Act includes consumer protection, competition protection in gas supply and demand, and the promotion of long-term investments in the gas industry.

Gas distribution tariffs have been established in the License and are regulated by ENARGAS.

•	Distribution License

The License authorizes Metrogas to provide the public distribution service for a term of 35 years. The Gas Law provides that Metrogas may request from ENARGAS a License renewal for an addition term of ten years upon the expiration of the original 35 year-term. The ENARGAS will then evaluate Metrogas’ performance and make a recommendation to the Argentine Executive Branch. Metrogas is entitled to the renewal of its License unless the ENARGAS proves that it has not substantially performed all of its obligations under the Gas Law, the respective regulations and decrees and the License.

At the end of the 35 or 45-year period, as the case may be, the Gas Law requires a new competitive bidding to grant the license, for which, if it has performed its obligations, Metrogas will have the option to equal the best bid made to the Government by a third party.

Generally, upon the termination of a License due to completion of its time-period, Metrogas will be entitled to a consideration equal to the value of the designated assets or to the amount paid by the successful bidder in a new call for tenders, whichever is lower.

Metrogas has various obligations under the Gas Law, including the obligation to comply with all reasonable requests within its service area. A service request will not be deemed reasonable if it were uneconomic for a distribution company to undertake the requested service. Metrogas is obliged to operate and maintain its facilities in a safe manner, which may require certain investments to replace or upgrade its facilities pursuant to the License.

The License specifies other obligations of Metrogas, including the obligation to provide a distribution service, to maintain continuous service, to operate the system in a prudent manner, to maintain the distribution network, to make the Mandatory Investments, to keep certain accounting records and to provide certain regular reports to the ENARGAS.

The License may be revoked by the Argentine Government, upon recommendation from the ENARGAS, in the following cases:

•	Serious and repeated failure by the Metrogas to meet its obligations.

•	Total or partial interruption in the uninterruptible service for reasons attributable to Metrogas for a term exceeding the periods set forth in the License in one calendar year.

•	Sale, disposition, transfer and encumbrance of Metrogas Core Assets, without the prior authorization of the ENARGAS, except where the said encumbrance is used to finance extensions and improvements to the gas pipeline system.

•	Bankruptcy, dissolution or liquidation of Metrogas. The bankruptcy proceedings did not affect the normal course of Metrogas operations, and therefore, could not be the reason for the revocation of the Metrogas License.

•	Ceasing the provision of the services provided for in the License, or the attempt to unilaterally assign or transfer, in whole or in part (without the previous authorization of the ENARGAS), or the waiver of, other than as permitted.

•	Transfer of the Technical Assistance Contract or the delegation of the duties specified in the Contract, without the previous authorization of the ENARGAS, during the first ten years from License granting.

In relation to restrictions, the License provides that Metrogas will not assume its parent company’s debts or grant credits or encumber assets to secure debt of, or award any other benefit to, its parent company’s creditors.

•	Tariff renegotiation

The Emergency Law published in the Official Gazette on January 7, 2002 affected the legal framework for license contracts of public utility companies.

The main provisions of the Emergency Law that affected the License granted to Metrogas by the Argentine Government are: The “pesification” of the tariffs established in dollars convertible at the exchange rate specified in the Convertibility Law (Law No. 23,928), the prohibition of tariff adjustment based on any foreign index, thereby preventing the application of the international index fixed in the Regulatory Framework (Producer Price Index -PPI- of the United States) and the renegotiation of the License granted to Metrogas in 1992.

In addition, the Emergency Law ordered the renegotiation of public services contracts awarded by the Argentine Executive Branch, and that public utility companies were bound to continue performing all their duties.

The Emergency Law, which originally expired in December 2003, was successively extended to December 31, 2017. The terms for license renegotiation and public services concessions were also progressively extended.

Within the framework of the renegotiation process, Metrogas executed a number of agreements with the various entities on behalf of the Argentine Government.

The agreements entered into and in force as of December 31, 2017 are described below:

i.	2017 Transitional Agreement

In this regard, on March 30, 2017, Metrogas executed a Transitional Agreement with the MINEM and the Ministry of Finance providing for the temporary adjustment of prices and tariffs for the Natural Gas Distribution Public Service, the specific impact of the amounts provided therein until the subscription of the Memorandum of Agreement for Comprehensive Contractual Renegotiation and the entry into force of the definitive tariff schemes resulting from the Comprehensive Tariff Review (the “CRT”). The 2017 Transitional Agreement is supplementary to the 2008 Transitional Agreement and amends the 2017 Transitional Agreement and the 2016 Transitional Agreement previously executed.

The 2017 Transitional Agreement, which is not subject to ratification by the PEN establishes a transitional tariff regime as of April 1, 2017, consisting of the readjustment of tariffs based on the guidelines necessary to maintain the continuity of the service for the purpose of allowing Metrogas to meet its operating and maintenance, administration and marketing expenses, those expenses corresponding to the execution of the mandatory investment plan determined by the ENARGAS and to comply with the respective payment obligations, maintaining its chain of payments for the purpose of ensuring the continuity of the regular provision of the public service under their charge until the entry into force of the tariff regime resulting from the Memorandum of Agreement for a Contractual Renegotiation.

Likewise, the 2017 Transitional Agreement provides for the transfer of the impact of changes in tax regulations pending resolution, except for the, and incorporates a Mandatory Investment Plan to which Metrogas is committed.

Lastly, Metrogas will not be authorized to distribute dividends without previously proving to ENARGAS the full compliance with the Mandatory Investment Plan.

On March 30, 2017, the MINEM instructed the ENARGAS, through Resolution No. 74 - E/2017, to put into effect the tariff schemes resulting from the CRT process.

In this regard, it set forth that for the gradual and progressive implementation of this measure, the ENARGAS should apply on a progressive basis, the rate increases resulting from the CRT as follows: 30% of the increase, from April 1, 2017, 40% of the increase, as of December 1, 2017, and the remaining 30%, as of April 1, 2018.

Moreover, and for cases in which the corresponding Comprehensive Contractual Renegotiation Memorandum of Agreement had not entered into force, it instructed the ENARGAS to apply to the Licensees (including Metrogas) a transitory tariff adjustment because of the CRT.

On March 31, 2017, ENARGAS Resolution No. 4,356/2017 was published in the Official Gazette through which the tariff schemes resulting from the Metrogas CRT, effective as of April 1, 2017 and the temporary tariff schemes applicable to Metrogas users were approved. Through differentiated tariffs, ENARGAS Resolution No. 4,356 / 2017 determined tariff schemes for residential users who recorded savings in their consumption equal to or greater than 15% with respect to the same period of 2015, as well as those that would apply to the beneficiaries of the “Social Tariff” (Resolutions No. 28/2016 of the MINEM and ENARGAS No. I-2,905/2014 and No. 3,784/2016) and the Entidades de Bien Público (Public Welfare Entities) (Law No. 27,218).

The tariff schemes corresponding to beneficiaries of the “Social Tariff” were rectified by ENARGAS Resolution No. 4,369 2017. The billing resulting from the application of the new transitory tariff shames must respect the limits established in Article 10 of MINEM Resolution No. 212/2016, and therefore the criteria of ENARGAS Resolution No. I-4,044/2016 are maintained.

Likewise, ENARGAS Resolution No. 4,356/2017 overruled ENARGAS Resolutions No. I-2,407/12 and No. I-3,249/15 that enabled the collection of a fixed amount per invoice under the operation of the Fund for Gas Distribution Consolidation and Expansion Works (“FOCEGAS”).

In addition, ENARGAS Resolution No. 4,356/2017 approved: (i) the technical economic studies of the Company’s CTR, (ii) the non-automatic Semi-Annual Adjustment Methodology to become effective jointly with the License Readjustment Memorandum of Agreement and (iii) the Metrogas Investment Plan for the next five-year term.

On October 24, 2017, and through ENARGAS Resolution No. 74/2017, a public hearing was called for November 15, 2017 in order to consider the transitory tariff adjustment effective as of December 1, 2017, corresponding to Metrogas.

On December 1, 2017, the Official Gazette published: (i) ENARGAS Resolution No. 131/2017 that ordered (a) to declare the validity of the Public Hearing called by ENARGAS Resolution No. 74/2017, (b) approve Metrogas temporary tariff scheme applicable as of December 1, 2017; and (c) approve new values for the Rates and Charges received by Metrogas for Additional Services; and (ii) ENARGAS Resolution N° 132/2017 that provides for a bonus to be implemented by Metrogas in favor of certain users who (a) record savings in their consumption; or (b) are beneficiaries of the Social Tariff.

On January 31, 2018, ENARGAS Resolution No. 249/2018 was published in the Official Gazette, which called for a public hearing to be held on February 22, 2018 to consider (i) the application of the Semi-Annual Tariff Adjustment Methodology, if applicable, for the adjustment of Metrogas tariffs; (ii) the application of the transfer to tariffs of the price of the purchased gas; and (iii) methodological alternatives for a more predictable billing of residential users’ consumption.

ii.	Memorandum of Understanding for the Natural Gas Distribution License Contract (also known as “Memorandum of Understanding for the Comprehensive Contractual Renegotiation”)

On March 30, 2017, and within the framework of the renegotiation process of the public service contracts established by the Emergency Law, its extensions and Decrees No. 367/2016 and N° 2/2017, Metrogas subscribed with the MINEM and with the Ministry of Finance, a Memorandum of Agreement for the Adaptation of the Natural Gas Distribution License Agreement (which contains the terms of the comprehensive renegotiation and conditions for the adjustment of the License Agreement. The Memorandum of Agreement is based on the 2008 Transitional Agreement, the 2014 Transitional Agreement, the 2016 Transitional Agreement and the 2017 Transitional Agreement.

The provisions contained in the Memorandum of Agreement, once it has entered into full force and effect after being ratified by the PEN, will be applied during the contractual period ranging from January 6, 2002 and the termination of the License Agreement.

A series of guidelines to be contemplated by the CRT process are established in the terms provided for therein.

The Metrogas tariff scheme resulting from the Integral Tariff Review according to the indicated guidelines will be applicable once all the procedures provided for the entry into force of the Memorandum of Agreement has been fulfilled. The CTR will become in full force and effect not later than December 31, 2017. In the event that ENARGAS provides for the phased and progressive application of the tariff increase resulting from the Comprehensive Tariff Review, the application of the last step may not exceed April 1, 2018.

As a condition prior to ratification, the Memorandum of Agreement for the Comprehensive Contractual Renegotiation provides for the suspension and withdrawal of all claims, appeals and complaints filed, pending or in the process of being executed, whether administrative, arbitral or judicial, in the Argentine Republic or abroad, which are founded or linked to the facts or provided measures, with respect to the License Agreement, as of the Emergency Law and/or in the annulment of the PPI Index (Producer Price Index of the United States of America). Moreover, the Memorandum of Agreement must be ratified by the Shareholders’ Meeting of Metrogas, so that the PEN issues the Decree ratifying the terms of the Memorandum of Agreement. On April 27, 2017, the Shareholders’ Meeting of Metrogas ratified the Memorandum of Agreement for the Adaptation of the Natural Gas Distribution License Agreement.

Finally, the Memorandum of Agreement provides for the Company’s commitment to make, during the effective term of the License, plus its potential ten-year extension and within the area of its License, additional sustainable investments equivalent to the amount of the award rendered in the arbitration proceedings in re: “BG Group Plc. vs. The Argentine Republic (UNC 54 KGA)” with the proportional abatement percentage that would have been established in the payment agreement and excluding the amounts corresponding to the default interest on the payment of the award. The amount and the plan for additional investments will be determined by ENARGAS at the proposal of the Company and they will not be included in the rate base.

To date, the Memorandum of Agreement is subject to the controls established by the Emergency Law in order for the PEN to issue the ratification Decree.

With respect to those Licensees whose Memorandum of Agreement had not entered into force, the ENARGAS was instructed to apply to them a temporary adjustment of tariffs on account of the CTR, taking into consideration, to such effects, the studies carried out under such CTR in compliance with the provisions set forth in Article 1 of MINEM Resolution No. 31/2016.

iii.	Temporary economic assistance

MINEM Resolution No. 312 - E/2016 was published in the Official Gazette, on December 30, 2016, which ordered a new temporary economic assistance to the Licensees of the Natural Gas Distribution Service through Networks for the period April-September 2016, for the purpose of funding the mandatory investments established (with respect to Metrogas) in ENARGAS Resolutions No. 3,726/2016 and No. 4,044/2016, and the payment to gas producers; all of which is on account of the CTR.

Under the terms of the Resolution, the transfer of the amounts assigned to Metrogas of 759 was applicable as long as, at the discretion of the ENARGAS, the financial situation of Metrogas that gave rise to the assistance was maintained taking into account the availability of funds to meet its investment obligations and payments to gas producers.

For the release of the funds corresponding to the temporary financial assistance, Metrogas had to file a sworn statement with the ENARGAS, in the terms of ENARGAS Note No. 106/2017, on the allocation to be given to the amounts required. In accordance with the ENARGAS criteria, if the sworn statements meet the requirements of MINEM Resolution No. 312 - E/2016, they would be sent to the MINEM Hydrocarbons Secretariat in order to arrange for the transfer of the assistance. Likewise, the Resolution set forth that the Licensees could not distribute dividends under the terms of Resolution No. 31/2016 of the MINEM.

On March 31, 2017, Metrogas received the amount of 759 corresponding to MINEM Resolution No. 312 - E/2016.

iv.	New gas prices at the TSEP and Metrogas transition tariff schemes

Through Resolution No. 74 - E/2017, the MINEM determined the new natural gas prices at the TSEP applicable from April 1, 2017 to the categories of users indicated therein. Moreover, it determined the new prices at the TSEP, subsidized for natural gas Residential users who register a saving in their consumption equal or superior to fifteen percent (15%) with respect to the same period in 2015. These new prices in the TSEP have been contemplated in ENARGAS Resolution No. 4,356/2017.

MINEM Resolution No. 474-E/2017 determined the new Gas prices at the TSEP as of December 1, 2017. In addition, a 10% discount is established on the Gas price for all categories of Residential users who register a saving in their consumption equal to or greater than 20% with respect to the same period in 2015, and it establishes that the bonus corresponding to the Social Tariff beneficiaries will be equivalent to: i) 100% of the Natural Gas price on the consumption block base determined by Resolution; and ii) 75% of the price of Natural Gas on a surplus consumption block of equal volume to that determined in paragraph i). Consumptions over and above the block indicated in paragraph ii) will be paid by 100%. It also establishes that the billing resulting from the application of the new tariff schedules must respect the limits established in Article 10 of Resolution No. 212 dated October 6, 2016 of the MINEM. These new prices in the TSEP have been contemplated in the ENARGAS Resolution No. 131/2017, which approved the Metrogas temporary tariff scheme, applicable as of December 1, 2017.

v.	Procedure for the compensation of the lower revenues that the Distributors receive from their users for benefits and / or bonuses and for higher costs of unaccounted gas.

MINEM Resolution No. 508-E/2017, published on December 29, 2017, established the procedure for the compensation of the lower revenues that the Licensees of the Natural Gas Distribution Service through Networks receive from their users, as a product of: (i) the application of benefits and/or discounts to users arising from the regulations in force in the tariff area of the distribution service of natural gas through networks, and (ii) the higher UNG costs compared to those established for its recognition in the rates, applicable as of January 1, 2018.

•	Note of ENARGAS relating to the equity interest of YPF in Metrogas

The Company has received from Metrogas a copy of the note received by it from ENARGAS, requesting it to adjust Metrogas’ equity structure in line with the term provided for in Emergency Law No. 25,561 and in compliance with Section 34 of Law 24,076. In this regard, it should be noted that YPF indirectly acquired 70% of Metrogas equity, which transaction was approved by ENARGAS Resolution No. I/2,566 dated April 19, 2013; and, following the merger with YPF Inversora Energética S.A. and Gas Argentino S.A., is the holder of 70% of Metrogas shares.

On March 30, 2017, YPF filed an appeal for reconsideration requesting to overrule the ENARGAS Note and render a new decision setting a reasonable timeframe consistent with the current reality of the gas market to comply with the provisions set forth article 34 of Law 24,076.

On June 15, 2017, YPF submitted to ENARGAS a tentative schedule for the process of adapting its equity interests in Metrogas, which was expanded in detail on July 3, 2017. As of the date of issuance of these consolidated financial statements, ENARGAS has not issued any decision regarding the appeal or the submitted tentative schedule.

Such presentation does not imply withdrawal of the aforementioned appeal.

•	Note from the ENARGAS on deferred collection to residential users

On August 25, 2017, the ENARGAS issued some Notes instructing the Licensees of the Gas Distribution Service (“Distributors”), by virtue of the presentation received from the MINEM, and in relation to the invoices to be issued from August 25, 2017 and until October 31, 2017 for residential users, to contemplate a fifty percent (50%) payment deferral of the total amount of the settlement corresponding to the billing period, without any interest. According to this instruction, the amounts subject to deferral must be included in the first invoice issued after October 31, 2017 in accordance with the guidelines related to the issuance of Public Service Settlement receipts for bimonthly invoicing with monthly payment obligations currently in force, i.e., in two equal and consecutive monthly installments. Such deferral is not applicable to residential users who are beneficiaries of the Social Tariff.

The Notes sent by the ENARGAS also contemplate that, if there is a financial impact on the Distributors’ income by virtue of such deferral, such impact will be timely evaluated and assumed by the Argentine Government through the corresponding budgetary management.

On September 20, 2017, YPF submitted a note to the MINEM (with a copy to ENARGAS), requesting the intervention of the MINEM so that it adopts the necessary measures to prevent the instruction given by the ENARGAS from being misinterpreted by some Distributors to place on the Producers, such as YPF, the financial impact that such a measure could cause, through the unilateral postponement of the payment obligations by the Distributors. As of the date hereof, the note submitted by YPF is yet to be answered.

As a result of the changes introduced through MINEM Resolution No. 474—E/2017 and ENARGAS Resolutions No. 131/2017 and No. 132/2017, and the guidelines established in the Terms and Conditions MINEM, Resolution No. 508-E / 2017 was published on December 29, 2017, which establishes the procedure for the compensation of the lower revenues that the Licensees of the Natural Gas Distribution Service through Networks receive from their users, as a result of: (i) the application of benefits and / or discounts to users resulting from the regulations in force regarding the tariffs applicable to the natural gas distribution service through networks; and (ii) the higher costs of the Unaccounted Natural Gas (“UNG”) with respect to those established for its recognition in the tariffs.

In accordance with the compensation procedure, the Distribution Licensees must inform to the ENARGAS within the terms established therein and based on the annualized monthly consumption and as a sworn statement, the amounts required to compensate the aforementioned differences. The same information regime is adopted in relation to UNG.

Thus, in order to calculate compensations for the amount that they do not receive for the discounts in billing as well as for the UNG differences, compensation is established resulting from the difference between the purchase price to the natural gas producer and the sale to its customers.

30.j) Regulatory requirements applicable to the petroleum liquid gas industry

•	Benchmark prices for the butane commercialization chain

On April 5, 2017, the Secretariat of Hydrocarbon Resources published Resolution No. 56-E/2017 in the Official Gazette, establishing new maximum benchmark prices for the different segments of the butane commercialization chain to be bottled in 10, 12 and 15 kg bottles under the Household Program (Decree No. 470/2015 and former Energy Secretariat Resolution No. 49/2015), and modifying the benchmark prices established in former Energy Secretariat Resolution No. 70/2015. The new maximum benchmark prices for the Company are Ps. 2,568/TN for butane and Ps. 2,410/TN for propane. For fractionators such as YPF GAS S.A., the prices established by Resolution No. 56-E/2017 are Ps. 63.89 for 10 kg bottles, Ps. 76.67 for 12 kg bottles and Ps. 95.84 for 15 kg bottles.

On June 7, 2017, the Secretariat of Hydrocarbon Resources published Resolution No. 75/2017 in the Official Gazette, which modifies the regulations applicable to the Household Program (former Energy Secretariat Resolution No. 49/2015) and provides that the adjustment of benchmark prices applicable to the different segments of the butane commercialization chain to be bottled in 10 and 12 kg bottles will not be implemented automatically in quarterly periods. Instead, those adjustments will be made at the discretion of the Secretariat of Hydrocarbon Resources in its capacity as enforcement authority of the Household Program. In addition, the resolution establishes that the adjustment of benchmark prices for LPG producers and fractionators on account of the Comprehensive Tariff Review established by the Household Program in its regulations will take place only after the prior analysis of cost variations and their incidence, and taking into account regional, distribution and logistical factors.

MINEM Resolution No. 287-E/2017, published on December 1, 2017, established new maximum benchmark prices and compensations for butane and propane producers effective from December 1, 2017, and introduced amendments to the Annex to the Regulation of the Bottle-to-BottleProgram approved by Resolution No. 49/2015, among which, it is prohibited to charge the distributors for any additional service whatever its denomination, if in doing so the maximum benchmark prices and the maximum allowed deviations are exceeded.

30.k) Regulatory framework for the electric energy industry

Legal Framework

Law No. 24,065, passed in 1992 and governed by Decree No. 1,398/92, has established the current basic regulatory framework for the electricity sector (the “Regulatory Framework”). This Regulatory Framework is supplemented by the regulations of the Secretariat of Energy (“SE”) for the generation and marketing of electric power, including the Resolution of the former Secretariat of Electric Energy No. 61/1992, “Procedures for the Scheduling of Operations, Load Dispatch and Price Calculation”, with its supplementary and amending regulations.

The ENRE is the agency that regulates, oversees and controls the electric power industry and, in such capacity, it is responsible for the enforcement of Law No. 24,065.

The technical dispatch, operation and economic organization of the Argentine Interconnection System (Sistema Argentino de Interconexion, or “SADI”) and the MEM is under the responsibility of CAMMESA. CAMMESA also acts as a collection agency for all MEM agents.

It is possible to underscore the following main supplementary and amending resolutions of the sector, taking into consideration the power generation business of YPF EE:

•	SE Resolution No. 146/2003: this resolution established the framework within which generators may request funding for major or extraordinary maintenance works with the goal of maintaining their units available. This funding may be repaid out of the future profits of the generation business, and it may be repaid in advance. Against this backdrop, YPF Energía Eléctrica, as the successor of the operations of the Power Plants of Tucumán and San Miguel de Tucumán, has requested funding for its plan for the maintenance and availability improvement of the plants in Tucumán, and has offered its Sale Settlements with No Expiration Date to Define (Liquidaciones de Venta sin Fecha de Vencimiento a Definir, or “LVFVD”) for the advanced repayment of the funded amounts.
•	SE Resolution No. 406/2003: this resolution established the mechanism to set collection priorities among various remunerative items of the power generation plants. This set priorities for the collection of items related to variable costs and the collection of the power made available to the system, and finally, of amounts related to generation margins for the sales made in the Spot market as per the curve of contracts with Large Users registered between May and August 2004.

•	2008-2011 Generators Agreement: On November 25, 2010, the SE and the main electricity generator companies signed the “Agreement for the Management and Operation of Projects, Increase of Power Generation Availability and Adjustment of Remuneration for 2008-2011 Generation” (hereinafter, the “Generators Agreement”). This Generators Agreement was aimed at establishing the framework, conditions and undertakings that the parties should make to continue with the MEM adjustment process, to enable the entry of new generation to cover the increase in the demand for energy and power in such market, to determine a mechanism for the repayment of the consolidated debts of generators incurred between January 1, 2008, and December 31, 2011, and the acknowledgment of global remuneration for MEM Generator Agents adhering to the Generators Agreement. YPF Energía Eléctrica, as a company continuing with the operation of the power plants of El Bracho Generation Complex, has debts with CAMMESA, arising from this agreement.

•	SE Resolution No. 95/2013: this resolution establishes a new remuneration scheme based on the items described below and classified in terms of size and type of generation technology used. The defined remunerative items pertain to: a) remuneration for fixed costs; b) remuneration for variable costs other than fuel; c) direct additional remuneration; and d) indirect additional remuneration, which will be allocated to a trust for the development of electric power infrastructure works. It is necessary to accept the terms and conditions of the resolution to access such remunerations. YPF Energía Eléctrica has adhered to this system in August 9, 2013, backdated to February 1, 2013. Among other matters governed by this resolution, it should be noted that it established that until the SE decides otherwise, generators and large users will refrain from making new contracts and/or renewing existing contracts (except for contracts under the framework of SE Resolution No. 1,281/2006 “Energy Plus” and SE Resolution No. 220/2007, among others) as of the entry into force of the resolution. Furthermore, it establishes that as from the date of termination of existing contracts, large users will begin to make their power purchases through the agency in charge of dispatch (CAMMESA). Similarly, it establishes that fuel supply contracts will only be acknowledged as long as they are in force, and no new contracts may be made and existing contracts may not be renewed as from their termination dates. Similarly, it provides that fuel supply contracts will only be recognized while they are in force, and new ones may not be entered into or the current ones renewed as from their expiration date.

•	SE Resolution No. 529/2014: this resolution replaces the remuneration scheme established by SE Resolution No. 95/2013, increasing the tariff schedule of the 4 remunerative concepts included by that resolution. In relation to the Fixed Costs, this resolution establishes an increase related to the availability of each Generator Agent and incorporates a new remuneration scheme of non-recurring maintenance, which aims to the funding of major maintenance subject to the approval of the SE. This resolution will be applicable to economic transactions from February 2014 for generators that had adhered to SE Resolution No. 95/2013.

•	SE Resolution No. 482/2015: this resolution provides adjustments to the compensation scheme set forth in SE Resolution No. 529/2014, by increasing the tariff schedule of the five concepts provided for therein. In addition, it introduces a new specific contribution scheme known as “Resources for 2015-2018 FONINVEMEM Investments” to be allocated to generators participating in the investment projects approved or to be approved by the Secretariat of Energy, and a new incentive scheme for the Production of Energy and Operating Efficiency for the relevant generator agents therein included. The provisions of this resolution are retroactively applied to financial transactions made as of February 2015 for those generators who have adhered to SE Resolution No. 95/2013.
•	Decree No. 134/2015: in the light of the current electrical system condition, the National Executive has declared a Federal Electric Sector Emergency until December 31, 2017. This executive order instructs the Ministry of Energy and Mining to prepare and implement an action plan relative to the electric energy generation, transportation and distribution segments in order to adjust the quality and safety of energy supply and warrant the provision of the electricity in appropriate technical and economic conditions.

•	Law No. 27,191, amending Law No. 26,190 of Argentina’s Scheme for Promotion of Use of Energy Renewable Sources intended for Electricity Production. This law binds Large Users to incorporate at least 8% of energy from renewable sources into their electric power usage by December 31, 2017.

•	Resolution No. 22/2016 issued by the Secretariat of Energy, dated March 30, 2016. Pursuant to this resolution, the Secretariat of Energy amended SE Resolution No. 482/2015 and adjusted tariff components collected by generators who have adhered to SE Resolutions Nos. 95/2013, 529/14 and 482/2015. The resolution modifies remunerative components of financial transactions retroactively to February 2016.

•	Resolution No. 21/2016 issued by the Secretariat of Energy published on March 22, 2016. This resolution calls generators, self-generators and joint generators interested in bidding on a new capacity of thermal power generation and associated electricity production, undertaking to be available in the MEM during summer (2016/2017 and 2017/2018) and winter 2017.Through this resolution, YPFEE was awarded two new generation projects, one in Loma Campana of 105MW and the other in Tucumán of 270 MW. These projects are paid by means of contracts in U.S. dollars for ten-year terms. Payment is based on availability.

•	MINEM Resolution No. 71/2016, dated May 18, 2016. This resolution provides for the commencement of the open competitive bidding process for contracting, in the MEM, electric energy from renewable generation sources in order to achieve the contribution goals from renewable energy sources scheduled by December 31, 2017, in Sections 2 of Law No. 26,190 and 8 of Law No. 27,191 (“Renovar Program (Round 1)”).

•	SE Resolution No. 155/2016, dated June 15, 2016. This resolution informs the first projects awarded under the call for bids set forth by SEE Resolution No. 21/2016, including, among others, Thermal Power Plant El Bracho (Province of Tucumán) awarded to Y-GEN II, in which YPF Energía Eléctrica S.A. has a 66.67% interest. See Note 9.

•	SE Resolution No.216/2016, dated July 15, 2016. This resolution informs the new projects awarded under the call for bids set forth by SE Resolution No. 21/2016, including, among others, Thermal Power Plant Loma Campana (Province of Neuquén) awarded to Y-GEN, in which YPF Energía Eléctrica S.A. has a 66.67% interest. See Note 9.

•	MINEM Resolution No. 136, dated July 26, 2016, whereby interested parties are invited to tender in the National and International Open Bidding Process to contract in the MEM electric energy from renewable generation sources through -the “Renovar Program (Round 1)”- in order to execute Forward Contracts known as Contracts for the Supply of Renewable Electric Energy, with CAMMESA on behalf of the Distributors and MEM Large Users, in accordance with the terms and conditions approved by the same resolution.

•	MINEM Resolution No. 307/2016. YPF EE is licensed to act as MEM Distributed Self Generator Agent for its Loma Campana Thermal Power Plant, with a nominal power of 105 MW, located in the District of Añelo, Province of Neuquén, and connected to SADI through a 132 KV line from the new Loma Campana power station, within the jurisdiction of the Province of Neuquén electric utility company (Ente Provincial de Energía de Neuquén, or “EPEN”).
•	SE Resolution No. 420/2016. Stakeholders are called on to submit draft infrastructure projects that contribute to reduce MEM costs and increase power system reliability. Presentations are filed with CAMMESA, which will evaluate and prepare a report for the Secretariat of Energy. Thereafter the Secretariat of Energy will call for public bids. Successful bidders will sign a sales contract with CAMMESA for a ten year-term. The following project categories and features are recommended:

•	New Combined Cycles,

•	combined cycles based on existing generators,

•	Conventional and unconventional thermal power plants (potential use of heat); and

•	Alternative fuel supply facilities and storage designed to feed units located close to distribution points.

•	MINEM Resolution No. 468/2016. YPF EE is licensed to act as MEM Generator Agent for its 99-MW nominal power Manantiales Behr Wind Power Plant located in the District of Escalante, Province of Chubut, connected to SADI through a 132 kV line from the new Escalante Transformer Station, and linked to Diadema-Pampa del Castillo High Voltage Line (132 KV), within the jurisdiction of Empresa de Transporte de Energía Eléctrica por Distribución Troncal de la Patagonia Sociedad Anónima (“TRANSPA S.A.”), which is operated and maintained by Transacue Sociedad Anónima.

•	MINEM Resolution No. 19/2017. The Agents (Generators, Co-Generators, Self-Generators) of the MEM may state Guaranteed Availability Offers with a view to executing Guaranteed Availability Commitments for the rated power and energy of installed generation units, as provided in this Resolution. The electric power stated in Guaranteed Availability Offers will be paid as follows: a payment for monthly available power (subdivided into actual available power, offered guaranteed power, and assigned power) and another payment for generated and distributed power. The amount payable will be calculated in U.S. dollars converted to Argentine pesos, and Sale Statements will include an expiry date. Furthermore, an Operating Efficiency Incentive mechanism is created for power plants, based on the attainment of fuel consumption targets.

•	MINEM Resolution No. 1,091/2017. This Resolution establishes the application, during the period between December 1, 2017 and January 31, 2018, for the demand of electric power declared by the Distributors and / or Providers of the MEM Public Distribution Service, intended to supply its users with electricity, or those of other providers of the electric power distribution public service within the area of influence or concession of the Distributor Agent of the Power Reference Prices (“POTREF”), Stabilized Energy Price (“PEE”) and Stabilized Transportation Price (“PET”) that is an integral part of this measure.

30.l) Tax Regulations

•	Tax Reform Laws No. 27,430 and No. 27,432

Laws No. 27,430 and 27,432 were published in the Official Gazette on December 29, 2017, and significantly modified several taxes. The main modifications are the following:

•	Income tax

•	Corporate tax rate and withholdings on dividends

The general income tax rate applicable to limited companies (sociedades de capital ) is reduced from the current 35% to 30% for fiscal years beginning January 1, 2018 and ending December 31, 2019 inclusive, and to 25% for those fiscal years beginning January 1, 2020 onwards.

Moreover, a new withholding on dividends is established, which will be 7% for those fiscal years beginning on January 1, 2018 and ending on December 31, 2019, and 13% for those fiscal years beginning on or after January 1, 2020 onwards.

Finally, the tax equalization (a 35% withholding is applicable when dividends exceed the amount of the taxable income) is no longer applied on the income accrued as of January 1, 2018.

•	Capital gains for foreign beneficiaries

The new law establishes a 15% withholding on capital gains derived from the sale of shares or other similar securities (calculated on the actual or presumed gains equivalent to 90% of the sale price). The law establishes an exemption applicable to foreign beneficiaries who sell listed shares under the supervision of the CNV. Furthermore, an exemption is established for the interest and sale results of government bonds, NO and ADRs. These exemptions will only apply to non-resident foreign beneficiaries whose funds do not derive from non-cooperating jurisdictions. Finally, such exemption does not apply to those benefits derived from the securities known as Lebacs.

In the case of ADRs, the law defines that the source thereof is given by the residence of the issuer of the respective shares.

•	Indirect transfers made by the Foreign Beneficiaries

The law establishes a tax on the indirect sale of assets located in Argentina. In particular, such tax will be levied on sales or transfers made by foreigners who own a company also abroad who owns assets in the country, when such assets are significant, i.e., when the following conditions are met: (i) at least 30% of the value of the shares in the foreign company derives from assets located in Argentina; and (ii) the transferred shares represent at least 10% of the assets of the foreign company.

The applicable rate will be 15% (calculated on real net profit or presumed net profit equivalent to 90% of the sale price) in the proportion corresponding to Argentine assets.

•	Costs for the abandonment of hydrocarbon wells

It is considered as an integral part of the computable cost of the investments in wells, those costs intended to satisfy the technical and environmental requirements by the concessionaire and/or permit holder required by the enforcement authority. They will be included from the date on which such obligations arise in accordance with current regulations, regardless of the period in which the effective disbursement is made.

•	Other modifications

It replaces the tax transparency rules contemplating broader situations and introduces the presumed dividend concept.

Moreover, it ratifies the taxability of the sales of shares of Argentine companies made by non-residents as of the effectiveness of Law 26,983, although it establishes the taxation of results in the cases of sales made through stock exchanges or similar markets, when the stockbroker did not withhold the tax.

•	Tax on Fuels

The main modifications are the following:

•	The tax modifies its name (formerly “Tax on Liquid Fuels and Natural Gas”, and now “Tax on liquid fuels”).

•	A new tax is introduced: Tax on carbon dioxide.

•	Both taxes (on fuels and carbon dioxide) are levied based on a fixed amount per liter adjusted for IPIM on a quarterly basis. In the case of carbon dioxide, two new products are incorporated: petroleum coke and mineral coal.

•	Tax on bank debit and credits

The PEN may fix the tax percentage to be computed as payment on account of the income tax, which will be progressively increased by up to 20% per year as of January 1, 2018, and it may also establish that this tax will be fully computed as payment on account of the income tax in 2022.

•	Value added tax

A system of refund of tax paid for investments in fixed assets is established, subject to the future generation of tax debits, in order to reduce the financial cost generated by the accumulation of tax credits of new investments.

•	Social Security

There will be a minimum monthly salary exempt from employer contributions, while the rate of the same will be unified around 19.5%, although VAT tax credits will be eliminated for employment in secondary areas. These changes will occur by 2022, gradually converging from the current situation.

Other than as mentioned in Note 15 with respect to taxes on gains, the mentioned modifications do not have a significant effect on the financial statements of the Group.

30.m) Other regulatory requirements

•	Repatriation of foreign exchange

In October, 2011, Decree No. 1,722/2011 was published and became effective as from such date. The mentioned decree provides that total export collections from operations by producers of crude oil or its derivatives, natural gas and liquefied gas, and companies which aim to develop mining projects, must be liquidated in the single and free-exchange market in accordance with the provisions of Article No. 1 of Decree No. 2,581 of April 10, 1964.

•	CNV Regulatory Framework (N.T. 2013)

Through Resolution No. 622/2013 dated September 5, 2013, CNV approved the Regulations (N.T. 2013) applicable to companies subject to this agency control, as provided for by the Capital Market Act No. 26,831, and Regulatory Decree No. 1,023 dated August 1, 2013. This Resolution superseded the former CNV Regulations (N.T. 2001 as amended) and the General Resolutions No. 615/2013 and No. 621/2013, as from the effective date of the Regulations (N.T. 2013).

The following sets forth certain requirements of the CNV:

a) CNV General Resolution No. 622

i.	Pursuant to section 1, Chapter III, Title IV of such Resolution, a description of the notes to the consolidated financial statements containing information required under the Resolution in the form of exhibits follows.

Exhibit A – Fixed Assets	Note 8 Property, plant and equipment

Exhibit B – Intangible assets	Note 7 Intangible assets

Exhibit C – Investments in companies	Note 9 Investments in associates and joint ventures

Exhibit D – Other investments	Note 6 Financial instruments by category

Exhibit E – Provisions	Note 12 Trade receivables Note 11 Other receivables Note 9 Investments in associates and joint ventures Note 8 Property, plant and equipment Note 14 Provisions

Exhibit F – Cost of goods sold and services rendered	Note 20 Costs

Exhibit G – Assets and liabilities in foreign currency	Note 33 Assets and liabilities in currencies other than the Argentine peso

ii.	On March 18, 2015, the Company was registered with the CNV under the category “Settlement and Clearing Agent and Trading Agent - Own account”, record No. 549. Considering the Company’s business, and the CNV Rules and its Interpretative Criterion No. 55, the Company will not, under any circumstance, offer brokerage services to third parties for transactions in markets under the jurisdiction of the CNV, and it will also not open operating accounts to third parties to issue orders and trade in markets under the jurisdiction of the CNV.

Likewise, in accordance with Section VI, Chapter II, Title VII of the CNV Rules and its Interpretative Criterion No. 55, the Company’s equity exceeds the minimum required equity under such rules, which is 15, while the minimum required counterparty capital, which is 3, is comprised of 16,498,351 Units of Compass Ahorro - Class B Mutual Fund with 24-hour settlement upon redemption, the total value of the Company’s Units as of December 31, 2017, being 44.

b) CNV General Resolution No. 629

Due to General Resolution No. 629 of the CNV, the Company informs that supporting documentation of YPF’s operations, which is not in YPF’s headquarters, is stored in the following companies:

•	Adea S.A. located in Barn 3 – Route 36, Km. 31.5 – Florencio Varela – Province of Buenos Aires.

•	File S.R.L., located in Panamericana and R.S. Peña – Blanco Encalada – Luján de Cuyo – Province of Mendoza.

Additionally, it is placed on record that the detail of the documentation given in custody is available at the registered office, as well as the documents mentioned in section 5, subsection a.3), Section I, Chapter V, Title II of the CNV Rules.

•	New Argentine Civil and Commercial Code

On August 1, 2015, the new Federal Civil and Commercial Code became effective. These new regulations, in addition to merging the Civil and Commercial Codes introduce details several news and amendments relative to Capacity, Obligations, Contracts, Contractual and Precontractual Civil Liability, Ownership, Co-ownership, Business Companies and Lapsing, among other legal institutes.

•	Law No. 27,275 and Decree No. 79/2017 – Access to Public Information

On September 29, 2016, Law No. 27,275, entitled “Right of access to public information”, was published in the Official Gazette. This law guarantees a right of access to public information, including the ability to freely seek, access, request, receive, copy, analyze, process, use and distribute information in possession of the bound parties as defined under Article 7 of the law. State-owned companies, companies with majority state-owned capital, mixed-economy companies and all other business organizations where the National State has a majority interest in capital or in the formation of corporate decisions are deemed bound parties, except for companies authorized to make public offerings of their securities. Law No. 27,275 will come into effect one year after its publication in the Official Gazette.

On January 31, 2017, Decree No. 79/2016 was published in the Official Gazette, modifying the General Regulation of Access to Public Information for the National Executive Office. The decree established that exceptions to the definition of bound parties, as described in Law No. 27,275, would come into effect the day after their publication in the Official Gazette.